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                                                      BANQUE PARIBAS
                                                      Metier Titres France
                                                      Services aux Emetteurs
                                                      3 rue d'Antin
                                                      75078 PARIS CEDEX 02
                                                      FRANCE

                                          Attention: 257 D Mr. Dominique SANCHEZ

                               CERTIFICATED SHARE
                           DELIVERY INSTRUCTION FORM

     THE UNDERSIGNED ACKNOWLEDGES THAT SUCH PERSON HAS RECEIVED AND REVIEWED THE PROSPECTUS, DATED MAY 6, 1999, OF TOTAL, A SOCIETE ANONYME ORGANIZED UNDER THE LAWS OF THE REPUBLIC OF FRANCE, AND THIS CERTIFICATED SHARE DELIVERY INSTRUCTION FORM, WHICH TOGETHER WITH ANY AMENDMENTS OR SUPPLEMENTS HERETO OR THERETO CONSTITUTE THE OFFER OF TOTAL.

I the undersigned
Name (Please type or print in capital    -----------------------------------------------------------
letters):                                (First Name)                                 (Last Name)
Address (Please type or print in         -----------------------------------------------------------
capital letters):                        (Street Address)
                                         -----------------------------------------------------------
                                         (City)                      (State)          (Zip Code)

hereby deliver to The Bank of New York ________ PETROFINA shares represented by share certificates bearing numbers:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

for the purpose of tendering them into the exchange offer for TOTAL shares.

I request that my TOTAL shares:

[ ] be delivered in the form of share certificates and sent to the address provided above.

[ ]  be transferred to my account designated here:

Name of the Bank:                        -----------------------------------------------------------
Address of the Bank:                     -----------------------------------------------------------
Account No.:                             -----------------------------------------------------------
Date:                                    Signature:                                Stamp of The Bank
                                                                                   of New York

[ ]  I hereby waive the right to receive VVPR-Strips.

[ ] I hereby elect to receive the VVPR-Strips and I request that they be delivered to the address provided above.